SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco EQV European Small Company Fund

(the “Fund”)

Important Notice Regarding Changes in Fund Name, Fees and Investment Strategies

The purpose of this supplement is to provide you notice of changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The Board of Trustees (the “Board”) of AIM Funds Group (Invesco Funds Group) (the “Trust”) approved changes to the name (renaming the Fund “Invesco Global Small Cap Equity Fund”), management fees and principal investment strategies, including revising the 80% investment policy, of the Fund in connection with repositioning the Fund to a global small cap equity fund. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated on June 23, 2025 or on or about August 22, 2025, as applicable.

Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and potentially increased capital gain distributions to shareholders.

Effective June 23, 2025:

1.	The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Michael Oliveros (Lead)	Portfolio Manager	2025
Juan Hartsfield	Portfolio Manager	2025
Andy Tidby	Portfolio Manager	2025

2.	The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s) – Sub-Advisers” in the Statutory Prospectus:

Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI

3.	The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:

Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■ Michael Oliveros, Portfolio Manager (Lead), who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2023. Prior to joining Invesco Asset Management, Mr. Oliveros was Director of Global Equities at M&G Investments from 2011 to 2023.

■  Juan Hartsfield, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2004.

■  Andy Tidby, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2008.

The lead or co-lead portfolio manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead or co-lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

4.	Borge Endresen and Minkun Zhang will no longer serve as Portfolio Managers of the Fund. All references to Messrs. Endresen and Zhang are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

Effective on or about August 22, 2025:

1.	The Fund will be renamed “Invesco Global Small Cap Equity Fund.”

2.	The following or similar information regarding the Fund’s new 80% investment policy and principal investment strategies will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund considers a small-capitalization issuer to be one that has a market capitalization no larger than the market capitalization of the largest capitalized issuer included in the MSCI ACWI Small Cap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. An issuer’s “market capitalization” is the value of its outstanding stock.

The principal types of equity securities in which the Fund invests are common and preferred stock. The Fund can also invest in depositary receipts, rights and warrants. The Fund may invest up to 10% of its net assets in warrants. A depositary receipt is generally issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund can invest without limit in foreign securities in any country, including countries located in developed or emerging markets (i.e., those that are generally in the early stages of their industrial cycles). Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. Under normal circumstances, the Fund will invest a percentage of its net assets in investments that are economically tied to countries other than the U.S. in an amount equal to at least the lesser of (a) 40%, unless market conditions are not deemed favorable, in which case, at least 30%, or (b) the percentage of foreign issuers represented in the MSCI ACWI Small Cap Index minus 10%. The Fund may invest in securities denominated in U.S. dollars or local foreign currencies.

The Fund may invest up to 10% of its net assets in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Fund can invest in derivative instruments, including forward foreign currency contracts. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting investments for the Fund, the portfolio managers take a long-term time horizon with a focus on a disciplined investment process and an emphasis on balanced portfolio construction. The portfolio managers seek to achieve a balanced portfolio through the diversification of securities that are balanced between size, style and factor risk. The portfolio managers apply a bottom-up, fundamental research investment process comprised of bottom-up due diligence and value analysis. Stock selection is based on a rigorous analytical process that seeks to select the right company (a quality business with a sustainable financial framework, a competitive advantage and good governance), at the right time to buy (when the price is not reflective of the intrinsic value and there is potential for value creation over time), that is a right fit for the portfolio (attractive relative to existing holdings, conducive to maintaining the balance of the overall portfolio and/or reduces portfolio risk).

The portfolio management team will typically sell a security when a more attractive opportunity has been identified that the portfolio managers believe provide a better fit for the portfolio or where the portfolio managers lose confidence in the fundamentals or valuation.

3.	The sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s risks will be updated to remove “Growth Investing Risk” and “Futures Contracts Risk” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, risks associated with investing in broader geographic regions.

4.	The MSCI ACWI Index will become the Fund’s broad-based securities market benchmark and the MSCI ACWI Small Cap Index will become the Fund’s style-specific benchmark.

5.	The contractual management fee for the Fund will be lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets.

6.	The Fund’s expense limits will be lowered to 1.24%, 1.99%, 0.99% and 0.99%, for Class A, Class C, Class Y and Class R6 shares, respectively, pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.

7.	The Fund’s 80% investment policy under the “Description of the Funds and Their Investments and Risks — Fund Policies — Non-Fundamental Restrictions” section of the SAI will be replaced with the following:

Invesco Global Small Cap Equity Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small-capitalization issuers.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.

ESC-SUMSTATSAI-SUP 062325